                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         INLAND STEEL INDUSTRIES INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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Notes:

                                Value Creation
                                    Through
                            Operational Excellence

                                  April 1997

                            Inland Steel Industries


                       Strategic Focus


                       . Improve operational performance
                         at Inland Steel Company


                       . Profitably grow Ryerson-Tull

                    Financial Benefits of Recapitalization




                                                . Reduce interest costs
            ISI           Retire debt
             |            87%                   . Increase financial
     ------------------   Ownership               flexibility
     |                |
    ISC              RT                         . Rebalance ISI, ISC & RT
     |                |                           capital structures

 Retire debt       New debt                     . Provide RT with new
                   13% Public                     source of capital
                   Ownership

                    Strategic Benefits of Recapitalization



 .    Completes accelerated deleveraging program begun in 1993


     X    $700 million reduction in fixed obligations


     X    Annual savings of $70 million from lower fixed charges


 .    Facilitates growth of Ryerson Tull


     X    Two acquisitions since public offering

                    Strategic Benefits of Recapitalization


 .    IAD's 87% economic interest in RT preserves tax consolidation (along with voting power over 80%)



     X    over $800 million in NOLs plus AMT credit carryforwards



 .    Maintenance of IAD's voting power over 80% preserves tax-free spin-off option. An economic interest of 50% for IAD maintains 80% voting power due to each IAD share having 4 votes.

                            Our Board of Directors
                         unanimously recommends a vote
                                   "AGAINST"
                             the Greenway Proposal



 .    Current structure provides financial flexibility



 .    Significant tax savings



 .    Overall valuation could suffer



 .    Operating performance drives long-term stockholder value

                             A spin-off is NOT in


                              IAD's stockholders'


                                best interests



                                 AT THIS TIME!

                            Inland Steel Industries




                               Financial Review

                            INLAND STEEL INDUSTRIES

                                     SALES

                           [BAR GRAPH APPEARS HERE]


                              Dollars in Millions

                                1996                     1997
                ------------------------------------     ----
                  Q1        Q2        Q3        Q4        Q1
                $1,181    $1,163    $1,118    $1,122    $1,207

                            INLAND STEEL INDUSTRIES

                                  NET INCOME

                           [BAR GRAPH APPEARS HERE]


                              Dollars in Millions

                                1996                     1997
                ------------------------------------     ----
                  Q1        Q2        Q3        Q4        Q1
                $17.2     $19.2*    $8.5*     $0.8*     $31.2


           *Quarters include extraordinary and non-recurring items.

                            INLAND STEEL INDUSTRIES

                       EARNINGS* BEFORE INTEREST, TAXES,
                          DEPRECIATION & AMORTIZATION

                           [BAR GRAPH APPEARS HERE]


                              Dollars in Millions

                                1996                     1997
                ------------------------------------     ----
                  Q1        Q2        Q3        Q4        Q1
                 $85      $111       $88       $57       $111


              *Before minority interest and extraordinary items.

                            Inland Steel Industries

                               Operating Profit

                           [BAR GRAPH APPEARS HERE]

                              Dollars in Millions


                       1996                     1997
          ------------------------------        -----
            Q1      Q2      Q3      Q4            Q1
          $49.2   $43.2   $50.8   $48.8*        $72.8

--------
*Adjusted to exclude $26.3 million provision for workforce reduction.

                         Inland Steel and Ryerson Tull

                               Operating Profit

                           [BAR GRAPH APPEARS HERE]

                              Dollars in Millions

                             Inland Steel    Ryerson Tull
                     1996
                      Q1        $12.6            $36.6
                      Q2        $11.3            $32.7
                      Q3        $24.9            $26.3
                      Q4        $(0.8)*          $24.5
                     1997
                      Q1        $38.3            $35.0

--------
*Reflects $26.3 million provision for workforce reduction.

                         Inland Steel and Ryerson Tull

                     Operating Profit to Operating Assets

                           [BAR GRAPH APPEARS HERE]

                             Inland Steel    Ryerson Tull
                     1996
                      Q1         2.6%            17.7%
                      Q2         2.3%            15.6%
                      Q3         5.1%            12.5%
                      Q4         5.2%            11.7%
                     1997
                      Q1         7.7%            15.9%

                           Inland Steel Industries

                      Balance Sheet (Dollars in Millions)

                           3/31/97     3/31/96     % Change
                           -------     -------     --------
Net Liquidity               $ 81.7      $246.9      -66.9%
Long-Term Debt
  (Including Debt Due
  Within 1 Year)           $786.6       $885.6      -11.2%
Stockholders Equity        $819.6       $765.8       +7.0%

Long-Term Debt/
  Total Capitalization       46.6%        52.6%

Weighted Average
  Interest Rate on Debt       8.4%         9.7%


                            Inland Steel Industries

                   Debt to Total Capitalization -- Year End

                           [BAR GRAPH APPEARS HERE]

                              1992     1993     1994     1995     1996

[ ] Long Term Debt            0.63     0.55     0.49     0.5      0.47

[ ] Redeemable Preferred      0.14     0.14     0.13

On and off balance sheet obligations reduced by $700 million resulting in lower annual fixed charges by more than $70 million. Full effect to be seen in 1997.

                                 Looking Ahead

     Primary Strategies
-------------------------------------------------------------------------------

     Inland Steel                                        "Operational
     Company                                              Excellence"

-------------------------------------------------------------------------------

     Ryerson                                               "Profitable
     Tull                                                    Growth"

-------------------------------------------------------------------------------

                             Inland Steel Company

Focus on Operational Excellence

 . New management team

 . Redefinition of primary strategy

Fundamentals of Operational Excellence

 . CUSTOMER PERFORMANCE: Consistent quality and delivery by matching manufacturing capabilities with products

 . COST: Best total cost for products offered

 . CAPABILITIES: Constant improvement in quality throughput

 . CONTROL: Processes are in a state of control, driven by effective data systems

                          Safety for Inland Steel Co.

Total-Injury Rate:
    Since 1994, our rate has improved by 25%

Lost-Workday-Case Rate:
    Since 1994 our rate has improved by 31%

Lost-Workday (Severity) Rate:
    Since 1994 our rate has improved by 52%

                   Customer
                 Performance

                                                Costs

Opportunities

                   Manufacturing               Prime Yield
                    Capability

                             Inland Steel Company

Customer Performance -- Revenue Enhancement

 . Revenues/ton back above $480

 . Market share at strategic OEMs is back

 . 300,000 ton product mix shift successfully completed in 1996

       Plates    Cold Rolled & Coated Products

 . More revenue benefits to follow from improved prime yields and enhanced finished product capabilities

                             Inland Steel Company

OFS

 . State-of-the-art information system

 . Completed on-schedule and under budget

    X 3 year installation

    X $36.8 million capital investment

 . "Real-time" access to data vs. "Batch"

                         Impact of Higher Prime Yield

                      Delivery - - arrow pointing upward
                    Performance

                   Manufacturing - - arrow pointing downward
                        Cost

                        Price - - arrow pointing upward
                     Realizations

                       Yield: The Historical Perspective

                           Raw Steel to Prime Yield

                           [BAR GRAPH APPEARS HERE]

1993     1994     1995     1Q96     2Q96      3Q96      4Q96     1Q97

77.2%    78.6%    78.7%    78.7%    78.0%     80.8%     80.9%    82.6%

                                Operating Cost


                           Reduce operating cost by

                           $10 per ton each year for

                             the next three years

                             ISC Cost Imperatives


 .  Reduce raw material and energy costs

 .  Eliminate purchased steel

 .  Reduce other purchased-material costs

 .  Reduce repair-and-maintenance costs

                             ISC Cost Imperatives


 .  Reduce outside storage and processing costs

 .  Improve yield

 .  Reduce workforce

                             INLAND STEEL COMPANY


                        Workforce Trends vs. Shipments


                           [BAR GRAPH APPEARS HERE]


                                  1991     1992     1993     1994     1995     1996     1997
                                  ----     ----     ----     ----     ----     ----     ----
Number of Employees              14,711   13,730   12,590   11,943   11,539   10,764   10,211
Shipments (Tons in 000s)          4,171    4,251    4,835    5,170    5,117    5,096    5,040*

                                                                     *Annualized

                          Manufacturing Capabilities



Purchased Semi-Finished Steel                                          Shipments
(Tons in 000s)                                                    (Tons in 000s)


                           [BAR GRAPH APPEARS HERE]

                   1991       1992    1993     1994      1995       1996
                   ----       ----    ----     ----      ----       ----
Purchased                               353      753       492        149
Semi-Finished


Shipments          4,171      4,251   4,835    5,170     5,117      5,096

                    Customer
                  Performance


                                                  Costs






                                                 Prime Yield
                Manufacturing
                 Capability

                              Ryerson Tull, Inc.

Focus on Profitable Growth

 .   Leverage competitive market position



 .   Grow internally with profitable customer groups and externally through acquisitions



 .   Satisfy and retain customers better than competition



 .   Exploit customer and vendor system economics



 .   Exercise disciplined cost management

                              Ryerson Tull, Inc.


Service Center Industry  -   Undergoing Tremendous Change

  Historic                   Future Direction
  --------                   ----------------

  Fragmented                 -- Rapid consolidation

  Low barriers to entry      -- Size has value:
                                  buying power; critical mass

                             -- Sophisticated information
                                  technology impacts distributor
                                  and customer costs

  In-house fabrication       -- Outsourcing

  Commodity-based
   purchasing                -- Value-added services

  Multiple local
   relationships             -- Vendor consolidation/national
                                  relationships

                              Ryerson Tull, Inc.


External Growth - Acquisitions


 .    Highly fragmented industry

     X    750 - 1,000 participants in U.S. and Canada

     X Most have few locations and limited product lines

     X Approximately one-half of companies have sales under $10 million

 .    Consolidation underway

                              Ryerson Tull, Inc.



Acquisition Strategy/Criteria


 .    Well run or "fixable"


 .    Strategic fit


 .    Opportunities for expense/asset
     consolidation


 .    Financial evaluation on the basis of cash flow



 .    Additive to earnings

                              Ryerson Tull, Inc.

                            Internal Growth Results





                           [BAR GRAPH APPEARS HERE]


Market Share
               7.9%     8.2%      8.3%      8.4%      8.4%      9.1%

               1991     1992      1993      1994      1995      1996

                              Ryerson Tull, Inc.

                Results . . . Operating Profit/Operating Assets





                           [BAR GRAPH APPEARS HERE]



       2.0%     3.5%      7.3%     12.1%     17.6%     14.3%      15.9%

       1991     1992      1993     1994      1995      1996       1Q97

                              Ryerson Tull, Inc.

                 Self-Reinforcing Growth - Economies of Scale




        ------               Grow Faster                  -----
                              Than The
                            Competition

   Gain Market                                         Costs Decline
      Share                                             Faster Than
   Profitably                                              The
                                                       Competition


                        Ability to Acquire And
                        Retain Customers More
        -----         Profitably and Aggressively         -----
                           Than Competitors

                             Inland International



 .    IMF Trading Company
     -------------------


       X Hong Kong joint venture owned on a 50/50 basis with an affiliate of MacSteel of South Africa.


 .    Shanghai Ryerson Processing and Distribution Company
     ----------------------------------------------------

       X Shanghai joint venture owned 51% by Baoshan Iron and Steel Corporation and 49% by Inland.


 .    TATA-Ryerson Processing and Distribution Company
     ------------------------------------------------


       X 50/50 joint venture in India with TATA Iron and Steel Company (TISCO). Initial sites are Jamshedpur and Pune.

                            Inland Steel Industries


1997 Outlook


 .    Good demand for products and services in both businesses.



 .    ISC implementing Operational Excellence with a sense of urgency.



 .    RT profitably growing from existing assets and through acquisitions.



 .    More optimistic today than a year ago.